UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2018

CBTX, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38280	20‑8339782

(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer

incorporation or organization)		identification no.)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of principal executive offices)

(713) 210‑7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01      Regulation FD Disclosure

On October 25, 2018, CommunityBank of Texas, N.A., a wholly-owned bank subsidiary of CBTX, Inc. (the “Company”), notified the Office of the Comptroller of the Currency that CommunityBank of Texas, N.A. intends to establish a loan production office (the “LPO”) and a deposit production office (the “DPO”) in Dallas, Texas. The loan production office is anticipated to open October 26, 2018, and establishment of the LPO and DPO will represent the Company’s first location in the Dallas-Fort Worth Metroplex.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBTX, INC.

Date: October 26, 2018	/s/ Robert T. Pigott, Jr.
Robert T. Pigott, Jr.
Chief Financial Officer